PC 0103

- Provident Mutual Life Insurance Company, Berwyn, PA

- Providentmutual Life and Annuity Company of America, A Stock Life Insurance Company, Newark, DE


Variable Life Initial Allocation Schedules
To be used in conjunction with application dated (Month/Day/Year) ___________


           First Name - Middle Initial - Last Name of Proposed Insured

Insured 1 ___________________________________________________________________

Insured 2 (where applicable) ________________________________________________



Initial Allocation Percentages (Whole Percentages Only)

Provident Mutual FLEXIBLE PREMIUM VARIABLE LIFE

                                        Premiums      Monthly Deductions
ALL PRO SERIES
Large Cap Growth(1).........................___%      ___%
Large Cap Value(1)..........................___%      ___%
Small Cap Growth(1).........................___%      ___%
Small Cap Value(1)..........................___%      ___%

SENTINEL ADVISORS COMPANY
Growth(1)...................................___%      ___%
Aggressive Growth(1)........................___%      ___%
Bond(1).....................................___%      ___%
Managed(1)..................................___%      ___%
Money Market(1).............................___%      ___%

THE BOSTON COMPANY ASSET MGMT
International(1)............................___%      ___%

ALGER MANAGEMENT
Small Capitalization(2).....................___%      ___%

FIDELITY MANAGEMENT & RESEARCH
Asset Manager(4)............................___%      ___%
Contrafund(4)...............................___%      ___%
Equity-Income(3)............................___%      ___%
Growth(3)...................................___%      ___%
High Income(3)..............................___%      ___%
Index 500(4)................................___%      ___%
Investment Grade Bond(4)....................___%      ___%
Overseas(3).................................___%      ___%

NEUBERGER & BERMAN MGMT
Limited Maturity Bond(5)....................___%      ___%

Partners(5).................................___%      ___%

VAN ECK ASSOCIATES
Worldwide Bond(6)...........................___%      ___%
Worldwide Emerging Mkts(6)..................___%      ___%
Worldwide Hard Assets(6)....................___%      ___%
Worldwide Real Estate(6)....................___%      ___%

ZERO COUPON BOND
2006 Trust(7)...............................___%      ___%

GUARANTEED ACCOUNT..........................___%      ___%
___________________________.................___%      ___%
___________________________.................___%      ___%
___________________________.................___%      ___%
___________________________.................___%      ___%

TOTAL.......................................100%       100%






Providentmutual FLEXIBLE PREMIUM VARIABLE LIFE

                                        Premiums      Monthly Deductions
ALL PRO SERIES
Large Cap Growth(1).........................___%      ___%
Large Cap Value(1)..........................___%      ___%
Small Cap Growth(1).........................___%      ___%
Small Cap Value(1)..........................___%      ___%

SENTINEL ADVISORS COMPANY
Growth(1)...................................___%      ___%
Aggressive Growth(1)........................___%      ___%
Bond(1).....................................___%      ___%
Managed(1)..................................___%      ___%
Money Market(1).............................___%      ___%

THE BOSTON COMPANY ASSET MGMT
International(1)............................___%      ___%

ALGER MANAGEMENT
Small Capitalization(2).....................___%      ___%

FIDELITY MANAGEMENT & RESEARCH
Asset Manager(4)............................___%      ___%
Contrafund(4)...............................___%      ___%
Equity-Income(3)............................___%      ___%
Growth(3)...................................___%      ___%
High Income(3)..............................___%      ___%
Index 500(4)................................___%      ___%
Investment Grade Bond(4)....................___%      ___%
Overseas(3).................................___%      ___%

NEUBERGER & BERMAN MGMT
Limited Maturity Bond(5)....................___%      ___%
Partners(5).................................___%      ___%

VAN ECK ASSOCIATES
Worldwide Bond(6)...........................___%      ___%
Worldwide Emerging Mkts(6)..................___%      ___%
Worldwide Hard Assets(6)....................___%      ___%
Worldwide Real Estate(6)....................___%      ___%

ZERO COUPON BOND
2006 Trust(7)...............................N/A        N/A

GUARANTEED ACCOUNT..........................___%      ___%

___________________________.................___%      ___%
___________________________.................___%      ___%
___________________________.................___%      ___%
___________________________.................___%      ___%

TOTAL.......................................100%       100%






Provident Mutual OPTIONS
(May not allocate less than 5% to a selected account.)

                                        Premiums      Unscheduled Premiums
ALL PRO SERIES
Large Cap Growth(1).........................___%      ___%
Large Cap Value(1)..........................___%      ___%
Small Cap Growth(1).........................___%      ___%
Small Cap Value(1)..........................___%      ___%

SENTINEL ADVISORS COMPANY
Growth(1)...................................___%      ___%
Aggressive Growth(1)........................___%      ___%
Bond(1).....................................___%      ___%
Managed(1)..................................___%      ___%
Money Market(1).............................___%      ___%

THE BOSTON COMPANY ASSET MGMT
International(1)............................___%      ___%

ALGER MANAGEMENT
Small Capitalization(2).....................___%      ___%

FIDELITY MANAGEMENT & RESEARCH
Asset Manager(4)............................___%      ___%
Contrafund(4)...............................___%      ___%
Equity-Income(3)............................___%      ___%
Growth(3)...................................___%      ___%
High Income(3)..............................___%      ___%

Index 500(4)................................___%      ___%
Investment Grade Bond(4)....................___%      ___%
Overseas(3).................................___%      ___%

NEUBERGER & BERMAN MGMT
Limited Maturity Bond(5)....................___%      ___%
Partners(5).................................N/A        N/A

VAN ECK ASSOCIATES
Worldwide Bond(6)...........................___%      ___%
Worldwide Emerging Mkts(6)..................___%      ___%
Worldwide Hard Assets(6)....................___%      ___%
Worldwide Real Estate(6)....................___%      ___%


ZERO COUPON BOND
2006 Trust(7)...............................___%      ___%

GUARANTEED ACCOUNT..........................N/A        N/A

___________________________.................___%      ___%
___________________________.................___%      ___%
___________________________.................___%      ___%
___________________________.................___%      ___%

TOTAL.......................................100%      100%



Portfolio of: (1)Market Street Fund; (2)Alger American Fund; (3)VIP Fund;
4)VIP II Fund; (5)Neuberger & Berman Advisers Management Trust; (6)Van Eck Worldwide Insurance Trust; (7)Series of The Stripped ("Zero") U.S. Treasury Securities Fund

Signed at (City and State) ___________________________________________________

On (Date) (Month, Day, Year) _________________________________________________

Owner Name (please print)_____________________________________________________
Owner Signature ______________________________________________________________

Owner Name (please print) ____________________________________________________
Owner Signature ______________________________________________________________



A58  5.98





_______________________Pg. 2_________________________


PC 0103

- Provident Mutual Life Insurance Company, Berwyn, PA
- Providentmutual Life and Annuity Company of America, A Stock Life Insurance Company, Newark, DE

Variable Annuity Initial Allocation Schedules
To be used in conjunction with application dated (Month, Day, Year) __________


First Name -- Middle Initial -- Last Name of Proposed Annuitant Annuitant

________________________________________________________________________________


Initial Allocation Percentages (Whole Percentages Only)

Options VIP

ALL PRO SERIES
Large Cap Growth(1).........................___%
Large Cap Value(1)..........................___%
Small Cap Growth(1).........................___%
Small Cap Value(1)..........................___%

SENTINEL ADVISORS COMPANY
Growth(1)...................................___%
Aggressive Growth(1)........................___%
Bond(1).....................................___%
Managed(1)..................................___%
Money Market(1).............................___%

THE BOSTON COMPANY ASSET MGMT
International(1)............................___%

ALGER MANAGEMENT
Small Capitalization(2).....................___%

FIDELITY MANAGEMENT & RESEARCH
Asset Manager(4)............................___%
Contrafund(4)...............................___%
Equity-Income(3)............................___%
Growth(3)...................................___%
High Income(3)..............................___%
Index 500(4)................................___%
Investment Grade Bond(4)....................___%
Overseas(3).................................___%

NEUBERGER & BERMAN MGMT
Limited Maturity Bond(5)....................___%
Partners(5).................................___%

VAN ECK ASSOCIATES
Worldwide Bond(6)...........................___%
Worldwide Emerging Mkts(6)..................___%
Worldwide Hard Assets(6)....................___%
Worldwide Real Estate(6)....................___%

GUARANTEED ACCOUNT .........................___%
(not available in OR or WA)

____________________________................___%
____________________________................___%
____________________________................___%
____________________________................___%

TOTAL.......................................100%




Market Street VIP/2

ALL PRO SERIES
Large Cap Growth(1).........................___%
Large Cap Value(1)..........................___%
Small Cap Growth(1).........................___%
Small Cap Value(1)..........................___%

SENTINEL ADVISORS COMPANY
Growth(1)...................................___%
Aggressive Growth(1)........................___%
Bond(1).....................................___%
Managed(1)..................................___%
Money Market(1).............................___%

THE BOSTON COMPANY ASSET MGMT
International(1)............................___%

FIDELITY MANAGEMENT & RESEARCH
Asset Manager(4)............................___%
Contrafund(4)...............................___%
Equity-Income(3)............................___%
Growth(3)...................................___%
High Income(3)..............................___%
Index 500(4)................................___%

OPCAP ADVISORS
Equity(7)...................................___%
Managed(7)..................................___%
Small Cap(7)................................___%

SCUDDER
Bond(8).....................................___%
Growth and Income(8)........................___%
International(8)............................___%

THE DREYFUS CORPORATION
Growth and Income(9)........................___%
Socially Responsible Growth(10).............___%
Zero Coupon 2000(9).........................___%

FEDERATED ADVISERS

U.S. Government Bond(11) ...................___%
Utility(11).................................___%

VAN ECK ASSOCIATES
Worldwide Bond(6)...........................___%
Worldwide Emerging Markets(6)...............___%
Worldwide Hard Assets(6)....................___%
Worldwide Real Estate(6)....................___%

GUARANTEED ACCOUNT .........................___%
(not available in OR)

____________________________................___%
____________________________................___%
____________________________................___%
____________________________................___%

TOTAL ......................................100%

Portfolio of: (1)Market Street Fund; (2)Alger American Fund; (3)VIP Fund; (4)VIP II Fund; (5)Neuberger & Berman Advisers Management Trust; (6)Van Eck Worldwide Insurance Trust; (7)OCC Accumulation Trust; (8)Scudder Variable Life Investment Fund; (9)Dreyfus Variable Investment Fund; (10)Dreyfus Socially Responsible Growth Fund; (11)Federated Insurance Series

Signed at (City and State)____________________________________________________

On (Date) (Month, Day, Year)__________________________________________________

Owner Name (please print)_____________________________________________________

Owner Signature_______________________________________________________________

Owner Name (please print)____________________________________________________

Owner Signature _____________________________________________________________


A58  5.98